[Exhibit 32.1]


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Film and Music Entertainment, Inc. (the "Company") on Form 10-QSB for the quarter ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)  The report fully complies with the requirements of Section
     13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  January 23, 2006      By:  /s/ John Daly
                                 -------------------------------
                                   John Daly
                                   Chairman, President and CEO

Dated:  January 23, 2006      By:  /s/ Lawrence S. Lotman
                                   -----------------------------
                                   Lawrence S. Lotman
                                   Chief Financial Officer